Deferred Financing Fees and Debt Issuance Costs	12 Months Ended
Dec. 31, 2023
Debt Issuance Costs, Net [Abstract]
Deferred Financing Fees and Debt Issuance Costs

4. DEFERRED FINANCING FEES AND DEBT ISSUANCE COSTS

In relation to the Company’s Subscription Agreement pursuant to which the Company sold $6.0 million of its note (Note 12) the Company capitalized $2,205,113 of debt issuance costs. These costs are initially capitalized on the consolidated balance sheet as debt issuance costs and amortized to interest expense using the effective interest method. In addition, the Company paid the $6.0 million of Note Payable plus accrued interest due for Subscription Agreement. As a result, the Company expensed the full outstanding amount capitalized as debt issuance costs of $945,217 during the year ended December 31, 2023.

On the new $35.0 million Subscription Agreement, the Company also capitalized $6,755,770 of debt issuance costs. These costs are also initially capitalized on the consolidated balance sheet as debt issuance costs and amortized to interest expense using the effective interest method. The Company amortized $246,563 of the related debt issuance costs during the year ended December 31, 2023.

In connection with the GEM Global Yield LLC agreement (Note 8) the Company issued a note for $2,000,000 CAD ($1,418,880 USD) and issued 2,106,290 warrants exercisable at a price of CAD $0.50 per share until May 4, 2023. The initial fair value of the warrants was recorded as a prepaid financing fee in the amount of $1,390,151. These costs are initially capitalized on the consolidated balance sheet as deferred finance costs and will be subsequently reclassified to common stock and additional paid-in capital upon on a pro-rata basis as the Company draws down on the facility. On June 28, 2021, adjustments were made to the warrants issued resulting in a change in warrants issued and their exercise price. During 2022, the Company expensed the full outstanding amount capitalized as deferred financing costs of $2,809,031.